UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2011

Annual
Repor t

Legg Mason

ClearBridge

Appreciation

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Appreciation Fund

Fund objective

The Fund seeks to provide long-term appreciation of shareholders’ capital.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason ClearBridge Appreciation Fund for the twelve-month reporting period ended October 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 25, 2011

Legg Mason ClearBridge Appreciation Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended October 31, 2011, the pace of the expansion was generally disappointing. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. The second estimate for third quarter GDP growth was 2.0%. Accelerating growth was attributed, in part, to higher consumer spending, which grew 2.3% in the third quarter, versus a modest 0.7% gain in the second quarter.

Two factors holding back the economy have been the weak job market and continued strains in the housing market. While there was some modest improvement in early 2011, unemployment again moved higher and remained elevated throughout the remainder of the reporting period. After dipping below 9.0% in February and March 2011 (to 8.9% and 8.8%, respectively), unemployment, as reported by the U.S. Department of Labor, moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before falling to 9.0% in October.

The housing market continued to experience challenges. Looking back, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then declined during five of the next nine months. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $162,500 in October 2011, down 4.7% from October 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the remainder of the reporting period and ended October at 50.8.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate on hold until mid-2013. In September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). Finally, at its meeting in early November (after the reporting period ended), the Fed potentially opened the door to another round of quantitative easing, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.”

As always, thank you for your confidence in our stewardship of your assets.

IV	Legg Mason ClearBridge Appreciation Fund

Investment commentary (cont’d)

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 25, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason ClearBridge Appreciation Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term appreciation of shareholders’ capital. The Fund invests primarily in equity securities of U.S. companies, typically medium- and large-capitalization companies, but may also invest in small-capitalization companies. The Fund may invest up to 20% of its net assets in the securities of foreign issuers. We look for investments among a strong core of growth and value stocks, consisting primarily of blue-chip companies dominant in their industries. The Fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record. By employing the Fund’s investment strategy, we seek to provide consistent and competitive risk-adjusted returns through an investment cycle.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a poor macroeconomic background, including weak growth indications, high unemployment numbers and a depressed housing market, the stock market managed to make fairly steady gains during the early part of the reporting period. The domestic stock market reacted negatively to a series of headline events during the middle part of the reporting period, including the March earthquake and tsunami in Japan, but managed to recover rapidly, setting new highs for the year in the spring. The market tested the lows of March in late June and early July as the federal debt ceiling crisis came to a head at the end of July, before revisiting the highs of the spring once it became clear a deal would be reached and a government shutdown would be averted.

However, in early August, fears of the spreading European sovereign debt crisis and the downgrading of the U.S.’s credit rating by Standard & Poor’s triggered a significant stock market decline, followed by a prolonged period of elevated levels of volatility and asset class correlation. While economic data for the remainder of the reporting period remained mixed, quarterly corporate earnings news was generally positive. Near the end of the reporting period, early October saw the markets test the lows reached in August before resuming an upward trend over the remainder of the month, albeit one marked by continued significant volatility and high levels of sensitivity to negative economic news.

Q. How did we respond to these changing market conditions?

A. At the start of the period, we continued to selectively take advantage of the market’s volatility, while maintaining our strict fundamental-focused and research-driven, bottom-up stock selection discipline. We looked to add to our existing positions where price weakness was, in our view, unrelated to company fundamentals, while simultaneously establishing new positions in stocks we believed were attractively valued. We trimmed a number of existing positions, for risk management purposes, which had grown beyond our designated allocation, while we closed several positions entirely where the risk-reward relationship had changed and we felt we could better utilize the capital in other investment opportunities.

In the second half of the reporting period, the stock market experienced a sharp decline that created, in our view, attractive entry points into many stocks that we had long wanted to own, but had previously found too expensive. There were many high-quality stocks available at price multiples that we felt were very similar to those for lower-quality companies, due in part to practically indiscriminate selling by asset managers. Given these opportunities, there was an increased level of portfolio turnover in the Fund as the period advanced.

2	Legg Mason ClearBridge Appreciation Fund 2011 Annual Report

Fund overview (cont’d)

Performance review

For the twelve months ended October 31, 2011, Class A shares of Legg Mason ClearBridge Appreciation Fund, excluding sales charges, returned 5.85%. The Fund’s unmanaged benchmark, the S&P 500 Indexi, returned 8.09% for the same period. The Lipper Large-Cap Core Funds Category Average1 returned 5.39% over the same time frame.

Performance Snapshot as of October 31, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason ClearBridge Appreciation Fund:
Class A	-6.82%	5.85%
Class B2	-7.39%	4.71%
Class C	-7.14%	5.07%
Class FI	-6.81%	5.86%
Class R	-6.95%	5.61%
Class I	-6.64%	6.25%
Class IS	-6.63%	6.29%
S&P 500 Index	-7.11%	8.09%
Lipper Large-Cap Core Funds Category Average[1]	-8.51%	5.39%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 28, 2011, the gross total annual operating expense ratios for Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 1.06%, 2.10%, 1.81%, 1.14%, 1.42%, 0.73% and 0.61%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.05% for Class FI shares, 1.45% for Class R shares and 0.90% for Class I shares. In addition, the total annual operating expenses for Class IS shares will not exceed those for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 1,102 funds for the six-month period and among the 1,081 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Legg Mason ClearBridge Appreciation Fund 2011 Annual Report	3

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

Q. What were the leading contributors to performance?

A. For the reporting period, on an absolute basis the Fund had positive returns in nine out of ten sectors, with the greatest contributions to return coming from the Energy, Information Technology (“IT”) and Consumer Discretionary sectors. Relative to the benchmark S&P 500 Index, stock selection in both the Materials and Energy sectors contributed to performance, as did an underweight in the Financials sector.

In terms of individual Fund holdings, leading contributors to performance for the period included positions in Petrohawk Energy Corp., El Paso Corp. and Exxon Mobil Corp., all in the Energy sector, as well as in Apple Inc. and International Business Machines Corp., both in the IT sector.

Q. What were the leading detractors from performance?

A. For the reporting period, the Fund had negative returns in the Financials sector, which was the only sector that detracted from performance on an absolute basis. Relative to the benchmark Index, both overall stock selection and overall sector allocation negatively affected performance. In particular, stock selection in the Health Care, Consumer Discretionary, Industrials and Consumer Staples sectors negatively impacted relative performance, as did an overweight in the Materials sector and an underweight in the Utilities sector.

In terms of individual Fund holdings, leading detractors from performance for the period included Cisco Systems Inc. in the IT sector, Citigroup Inc. and MetLife Inc. in the Financials sector, Human Genome Sciences Inc. in the Health Care sector, as well as Newfield Exploration Co. in the Energy sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. Among the largest new positions added to the Fund were holdings in QUALCOMM Inc. in the IT sector, Target Corp. and TJX Cos. in the Consumer Discretionary sector, ConocoPhillips in the Energy sector, as well as GlaxoSmithKline PLC ADR and Aetna Inc., both in the Health Care sector. The largest positions closed during the period included those in Intel Corp. and VeriSign Inc. in the IT sector, El Paso Corp. in the Energy sector, Chimera Investment Corp. in the Financials sector, Staples Inc. in the Consumer Discretionary sector, NRG Energy Inc. in the Utilities sector and Cablevision Systems Corp. in the Consumer Discretionary sector.

Thank you for your investment in Legg Mason ClearBridge Appreciation Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Scott K. Glasser

Portfolio Manager

ClearBridge Advisors, LLC

Michael Kagan

Portfolio Manager

ClearBridge Advisors, LLC

November 15, 2011

4	Legg Mason ClearBridge Appreciation Fund 2011 Annual Report

Fund overview (cont’d)

RISKS: Stock prices are subject to market fluctuations. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Travelers Cos. Inc. (3.4%), Exxon Mobil Corp. (3.4%), Apple Inc. (3.0%), Microsoft Corp. (2.7%), Procter & Gamble Co. (2.2%), Comcast Corp., Class A Shares (2.1%), Walt Disney Co. (2.1%), Wal-Mart Stores Inc. (2.1%), Chevron Corp. (1.9%) and PPG Industries Inc. (1.9%). Please refer to pages 9 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2011 were: Information Technology (19.6%), Financials (12.3%), Consumer Staples (10.8%), Industrials (10.6%) and Health Care (10.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

Legg Mason ClearBridge Appreciation Fund 2011 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2011 and October 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason ClearBridge Appreciation Fund 2011 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2011 and held for the six months ended October 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-6.82%	$1,000.00	$931.80	1.09%	$5.31	Class A	5.00%	$1,000.00	$1,019.71	1.09%	$5.55
Class B	-7.39%	1,000.00	926.10	2.27	11.02	Class B	5.00	1,000.00	1,013.76	2.27	11.52
Class C	-7.14%	1,000.00	928.60	1.82	8.85	Class C	5.00	1,000.00	1,016.03	1.82	9.25
Class FI	-6.81%	1,000.00	931.90	1.05	5.11	Class FI	5.00	1,000.00	1,019.91	1.05	5.35
Class R	-6.95%	1,000.00	930.50	1.31	6.37	Class R	5.00	1,000.00	1,018.60	1.31	6.67
Class I	-6.64%	1,000.00	933.60	0.74	3.61	Class I	5.00	1,000.00	1,021.48	0.74	3.77
Class IS	-6.63%	1,000.00	933.70	0.61	2.97	Class IS	5.00	1,000.00	1,022.13	0.61	3.11

[1]	For the six months ended October 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason ClearBridge Appreciation Fund 2011 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/11	5.85%	4.71%	5.07%	5.86%	5.61%	6.25%	6.29%
Five Years Ended 10/31/11	1.64	0.71	0.93	N/A	N/A	1.96	N/A
Ten Years Ended 10/31/11	4.33	3.59	3.57	N/A	N/A	4.69	N/A
Inception* through 10/31/11	9.93	7.41	6.69	12.52	0.75	7.21	2.65

With sales charges[2]	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/11	-0.26%	-0.29%	4.07%	5.86%	5.61%	6.25%	6.29%
Five Years Ended 10/31/11	0.44	0.54	0.93	N/A	N/A	1.96	N/A
Ten Years Ended 10/31/11	3.72	3.59	3.57	N/A	N/A	4.69	N/A
Inception* through 10/31/11	9.77	7.41	6.69	12.52	0.75	7.21	2.65

Cumulative total returns
Without sales charges[1]
Class A (10/31/01 through 10/31/11)	52.85%
Class B (10/31/01 through 10/31/11)	42.30
Class C (10/31/01 through 10/31/11)	41.98
Class FI (Inception date of 12/19/08 through 10/31/11)	40.28
Class R (Inception date of 12/28/06 through 10/31/11)	3.69
Class I (10/31/01 through 10/31/11)	58.21
Class IS (Inception date of 8/4/08 through 10/31/11)	8.86

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C, FI, R, I and IS shares are March 10, 1970, November 6, 1992, February 4, 1993, December 19, 2008, December 28, 2006, January 30, 1996 and August 4, 2008, respectively.

8	Legg Mason ClearBridge Appreciation Fund 2011 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason ClearBridge Appreciation Fund vs. S&P 500 Index† — October 2001 - October 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason ClearBridge Appreciation Fund vs. S&P 500 Index† — October 2001 - October 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares and $1,000,000 invested in Class I shares of Legg Mason ClearBridge Appreciation Fund on October 31, 2001, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B, C and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Legg Mason ClearBridge Appreciation Fund 2011 Annual Report	9

Schedule of investments

October 31, 2011

Legg Mason ClearBridge Appreciation Fund

Security	Shares	Value
Common Stocks — 96.1%
Consumer Discretionary — 10.3%
Hotels, Restaurants & Leisure — 1.9%
McDonald’s Corp.	588,320	$54,625,512
Yum! Brands Inc.	378,533	20,278,013
Total Hotels, Restaurants & Leisure		74,903,525
Internet & Catalog Retail — 0.8%
Amazon.com Inc.	149,730	31,968,852	*
Media — 4.7%
Comcast Corp., Class A Shares	3,642,350	85,413,107
News Corp., Class A Shares	1,064,276	18,646,116
Walt Disney Co.	2,366,714	82,550,984
Total Media		186,610,207
Multiline Retail — 0.8%
Target Corp.	602,370	32,979,758
Specialty Retail — 2.1%
Home Depot Inc.	1,577,750	56,483,450
TJX Cos. Inc.	489,250	28,831,503
Total Specialty Retail		85,314,953
Total Consumer Discretionary		411,777,295
Consumer Staples — 10.8%
Beverages — 1.8%
Coca-Cola Co.	718,040	49,056,493
PepsiCo Inc.	319,900	20,137,705
Total Beverages		69,194,198
Food & Staples Retailing — 2.9%
CVS Caremark Corp.	920,580	33,417,054
Wal-Mart Stores Inc.	1,445,750	82,002,940
Total Food & Staples Retailing		115,419,994
Food Products — 2.9%
General Mills Inc.	860,650	33,160,844
H.J. Heinz Co.	800,000	42,752,000
Kraft Foods Inc., Class A Shares	995,100	35,007,618
McCormick & Co. Inc., Non Voting Shares	79,460	3,858,578
Total Food Products		114,779,040
Household Products — 3.2%
Kimberly-Clark Corp.	564,520	39,352,689
Procter & Gamble Co.	1,398,910	89,516,251
Total Household Products		128,868,940
Total Consumer Staples		428,262,172

See Notes to Financial Statements.

10	Legg Mason ClearBridge Appreciation Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason ClearBridge Appreciation Fund

Security	Shares	Value
Energy — 10.1%
Energy Equipment & Services — 1.4%
Halliburton Co.	497,730	$18,595,193
Schlumberger Ltd.	259,003	19,028,950
Weatherford International Ltd.	1,142,740	17,712,470	*
Total Energy Equipment & Services		55,336,613
Oil, Gas & Consumable Fuels — 8.7%
Anadarko Petroleum Corp.	288,210	22,624,485
Apache Corp.	293,654	29,256,748
Brigham Exploration Co.	335,900	12,231,799	*
Chevron Corp.	730,350	76,723,268
ConocoPhillips	442,620	30,828,483
Devon Energy Corp.	92,380	6,000,081
Exxon Mobil Corp.	1,712,710	133,745,524
Newfield Exploration Co.	430,350	17,325,891	*
Spectra Energy Corp.	589,715	16,883,540
Total Oil, Gas & Consumable Fuels		345,619,819
Total Energy		400,956,432
Financials — 12.3%
Capital Markets — 0.1%
Morgan Stanley	246,190	4,342,792
Commercial Banks — 1.8%
U.S. Bancorp	967,930	24,769,329
Wells Fargo & Co.	1,841,070	47,702,123
Total Commercial Banks		72,471,452
Consumer Finance — 0.2%
American Express Co.	179,580	9,090,339
Diversified Financial Services — 2.1%
Citigroup Inc.	960,033	30,327,443
JPMorgan Chase & Co.	1,527,570	53,098,333
Total Diversified Financial Services		83,425,776
Insurance — 6.5%
Berkshire Hathaway Inc., Class A Shares	532	62,217,400	*
Lincoln National Corp.	588,376	11,208,563
MetLife Inc.	1,181,568	41,543,931
Prudential Financial Inc.	106,950	5,796,690
Travelers Cos. Inc.	2,334,665	136,227,702
Total Insurance		256,994,286

See Notes to Financial Statements.

Legg Mason ClearBridge Appreciation Fund 2011 Annual Report	11

Legg Mason ClearBridge Appreciation Fund

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 1.0%
Annaly Capital Management Inc.	2,246,162	$37,847,830
Real Estate Management & Development — 0.6%
Forest City Enterprises Inc., Class A Shares	1,871,950	25,608,276	*
Total Financials		489,780,751
Health Care — 10.5%
Biotechnology — 1.1%
Amgen Inc.	684,810	39,219,069
Human Genome Sciences Inc.	596,570	6,120,808	*
Total Biotechnology		45,339,877
Health Care Equipment & Supplies — 0.2%
Covidien PLC	203,920	9,592,397
Health Care Providers & Services — 1.5%
Aetna Inc.	706,530	28,091,633
AmerisourceBergen Corp.	513,390	20,946,312
UnitedHealth Group Inc.	182,000	8,734,180
Total Health Care Providers & Services		57,772,125
Pharmaceuticals — 7.7%
Abbott Laboratories	369,680	19,914,662
Bristol-Myers Squibb Co.	1,113,900	35,188,101
GlaxoSmithKline PLC, ADR	628,050	28,130,359
Johnson & Johnson	1,112,120	71,609,407
Merck & Co. Inc.	1,184,780	40,874,910
Novartis AG, ADR	884,250	49,933,597
Pfizer Inc.	3,182,700	61,298,802
Total Pharmaceuticals		306,949,838
Total Health Care		419,654,237
Industrials — 10.6%
Aerospace & Defense — 1.3%
Honeywell International Inc.	619,910	32,483,284
Raytheon Co.	407,310	17,999,029
Total Aerospace & Defense		50,482,313
Air Freight & Logistics — 1.8%
United Parcel Service Inc., Class B Shares	1,031,100	72,424,464
Commercial Services & Supplies — 0.9%
Stericycle Inc.	109,540	9,155,353	*
Waste Management Inc.	756,510	24,911,874
Total Commercial Services & Supplies		34,067,227

See Notes to Financial Statements.

12	Legg Mason ClearBridge Appreciation Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason ClearBridge Appreciation Fund

Security	Shares	Value
Industrial Conglomerates — 4.7%
3M Co.	515,120	$40,704,782
General Electric Co.	3,676,060	61,426,963
Tyco International Ltd.	563,080	25,648,294
United Technologies Corp.	784,670	61,188,567
Total Industrial Conglomerates		188,968,606
Machinery — 1.2%
Cummins Inc.	167,260	16,630,662
Eaton Corp.	742,090	33,260,474
Total Machinery		49,891,136
Road & Rail — 0.5%
Norfolk Southern Corp.	266,869	19,745,637
Trading Companies & Distributors — 0.2%
W. W. Grainger Inc.	36,760	6,297,356
Total Industrials		421,876,739
Information Technology — 19.6%
Communications Equipment — 2.6%
Cisco Systems Inc.	2,472,476	45,814,980
Motorola Solutions Inc.	527,450	24,742,680
QUALCOMM Inc.	639,508	32,998,613
Total Communications Equipment		103,556,273
Computers & Peripherals — 4.0%
Apple Inc.	293,504	118,804,549	*
EMC Corp.	1,214,816	29,775,140	*
NetApp Inc.	230,280	9,432,269	*
Total Computers & Peripherals		158,011,958
Internet Software & Services — 2.9%
eBay Inc.	1,674,906	53,312,258	*
Google Inc., Class A Shares	108,614	64,369,001	*
Total Internet Software & Services		117,681,259
IT Services — 4.6%
Accenture PLC, Class A Shares	107,570	6,482,168
Automatic Data Processing Inc.	884,820	46,302,631
International Business Machines Corp.	389,240	71,865,381
VeriFone Holdings Inc.	167,580	7,073,552	*
Visa Inc., Class A Shares	546,340	50,951,668
Total IT Services		182,675,400
Semiconductors & Semiconductor Equipment — 0.6%
Texas Instruments Inc.	785,200	24,129,196

See Notes to Financial Statements.

Legg Mason ClearBridge Appreciation Fund 2011 Annual Report	13

Legg Mason ClearBridge Appreciation Fund

Security	Shares	Value
Software — 4.9%
Citrix Systems Inc.	363,750	$26,491,912	*
Intuit Inc.	77,880	4,179,820
Microsoft Corp.	4,087,253	108,843,547
Oracle Corp.	1,751,810	57,406,814
Total Software		196,922,093
Total Information Technology		782,976,179
Materials — 6.9%
Chemicals — 5.8%
Celanese Corp., Series A Shares	1,123,488	48,927,902
E.I. du Pont de Nemours & Co.	524,480	25,211,754
Ecolab Inc.	647,710	34,872,706
Monsanto Co.	295,290	21,482,348
Potash Corp. of Saskatchewan Inc.	529,020	25,038,517
PPG Industries Inc.	880,920	76,120,297
Total Chemicals		231,653,524
Metals & Mining — 0.3%
Newmont Mining Corp.	195,650	13,075,289
Paper & Forest Products — 0.8%
International Paper Co.	1,104,820	30,603,514
Total Materials		275,332,327
Telecommunication Services — 3.7%
Diversified Telecommunication Services — 2.9%
AT&T Inc.	2,596,740	76,110,449
Verizon Communications Inc.	1,051,510	38,884,840
Total Diversified Telecommunication Services		114,995,289
Wireless Telecommunication Services — 0.8%
American Tower Corp., Class A Shares	555,530	30,609,703	*
Total Telecommunication Services		145,604,992
Utilities — 1.3%
Electric Utilities — 0.5%
American Electric Power Co. Inc.	201,780	7,925,918
PPL Corp.	474,410	13,933,422
Total Electric Utilities		21,859,340
Multi-Utilities — 0.8%
National Grid PLC, ADR	188,370	9,431,686
Wisconsin Energy Corp.	673,510	21,841,929
Total Multi-Utilities		31,273,615
Total Utilities		53,132,955
Total Investments before Short-Term Investments (Cost — $2,793,533,888)		3,829,354,079

See Notes to Financial Statements.

14	Legg Mason ClearBridge Appreciation Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason ClearBridge Appreciation Fund

	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 4.1%
Repurchase Agreements — 4.1%
Interest in $100,000,000 joint tri-party repurchase agreement dated 10/31/11 with RBS Securities Inc.; Proceeds at maturity — $15,983,040; (Fully collateralized by various U.S. government obligations, 1.750% to 2.125% due 10/31/18 to 8/15/21; Market value — $16,303,050)	0.090%	11/1/11	15,983,000	$15,983,000
Interest in $17,691,000 joint tri-party repurchase agreement dated 10/31/11 with Barclays Capital Inc.; Proceeds at maturity — $2,129,005; (Fully collateralized by U.S. government obligations, 4.000% due 8/15/18; Market value — $2,171,582)	0.090%	11/1/11	2,129,000	2,129,000
Interest in $325,000,000 joint tri-party repurchase agreement dated 10/31/11 with Deutsche Bank Securities Inc.; Proceeds at maturity — $146,080,446; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.000% due 12/28/11 to 8/27/14; Market value — $149,001,846)	0.110%	11/1/11	146,080,000	146,080,000
Total Short-Term Investments (Cost — $164,192,000)				164,192,000
Total Investments — 100.2% (Cost — $2,957,725,888#)				3,993,546,079
Liabilities in Excess of Other Assets — (0.2)%				(6,947,536)
Total Net Assets — 100.0%				$3,986,598,543

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $2,961,993,224.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

Legg Mason ClearBridge Appreciation Fund 2011 Annual Report	15

Statement of assets and liabilities

October 31, 2011

Assets:
Investments, at value (Cost — $2,957,725,888)	$3,993,546,079
Cash	387
Receivable for securities sold	26,427,372
Dividends and interest receivable	5,411,853
Receivable for Fund shares sold	4,699,497
Prepaid expenses	137,759
Total Assets	4,030,222,947

Liabilities:
Payable for securities purchased	28,201,721
Payable for Fund shares repurchased	9,404,861
Investment management fee payable	1,928,809
Service and/or distribution fees payable	1,018,515
Trustees’ fees payable	91,457
Accrued expenses	2,979,041
Total Liabilities	43,624,404
Total Net Assets	$3,986,598,543

Net Assets:
Par value (Note 7)	$2,902
Paid-in capital in excess of par value	3,004,875,915
Undistributed net investment income	43,332,952
Accumulated net realized loss on investments and foreign currency transactions	(97,433,417)
Net unrealized appreciation on investments	1,035,820,191
Total Net Assets	$3,986,598,543

See Notes to Financial Statements.

16	Legg Mason ClearBridge Appreciation Fund 2011 Annual Report

Statement of assets and liabilities (cont’d)

October 31, 2011

Shares Outstanding:
Class A	190,111,901
Class B	16,998,377
Class C	25,758,436
Class FI	27,044
Class R	894,009
Class I	28,485,106
Class IS	27,917,936

Net Asset Value:
Class A (and redemption price)	$13.81
Class B*	$13.28
Class C*	$13.39
Class FI (and redemption price)	$13.83
Class R (and redemption price)	$13.79
Class I (and redemption price)	$13.77
Class IS (and redemption price)	$13.80
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.65

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason ClearBridge Appreciation Fund 2011 Annual Report	17

Statement of operations

For the Year Ended October 31, 2011

Investment Income:
Dividends	$100,122,239
Interest	197,226
Less: Foreign taxes withheld	(403,058)
Total Investment Income	99,916,407

Expenses:
Investment management fee (Note 2)	24,712,291
Service and/or distribution fees (Notes 2 and 5)	13,386,138
Transfer agent fees (Note 5)	8,481,744
Trustees’ fees	350,541
Fund accounting fees	272,986
Shareholder reports	146,214
Registration fees	136,023
Insurance	69,234
Audit and tax	63,275
Legal fees	52,416
Custody fees	20,070
Miscellaneous expenses	26,394
Total Expenses	47,717,326
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(429)
Net Expenses	47,716,897
Net Investment Income	52,199,510

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	147,091,378
Foreign currency transactions	30,060
Net Realized Gain	147,121,438
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	56,755,842
Foreign currencies	(10,740)
Change in Net Unrealized Appreciation (Depreciation)	56,745,102
Net Gain on Investments and Foreign Currency Transactions	203,866,540
Increase in Net Assets from Operations	$256,066,050

See Notes to Financial Statements.

18	Legg Mason ClearBridge Appreciation Fund 2011 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2011	2010

Operations:
Net investment income	$52,199,510	$50,594,854
Net realized gain	147,121,438	43,306,084
Change in net unrealized appreciation (depreciation)	56,745,102	465,515,542
Proceeds from settlement of a regulatory matter	—	6,200,807	†
Increase in Net Assets From Operations	256,066,050	565,617,287

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(60,000,377)	(45,000,458)
Decrease in Net Assets From Distributions to Shareholders	(60,000,377)	(45,000,458)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	560,901,134	523,014,553
Reinvestment of distributions	55,568,866	41,821,204
Cost of shares repurchased	(1,053,348,066)	(907,368,617)
Decrease in Net Assets From Fund Share Transactions	(436,878,066)	(342,532,860)
Increase (Decrease) in Net Assets	(240,812,393)	178,083,969

Net Assets:
Beginning of year	4,227,410,936	4,049,326,967
End of year*	$3,986,598,543	$4,227,410,936
* Includes undistributed net investment income of:	$43,332,952	$51,207,634

†	The Fund received $3,144,609, $2,122,716, $933,238, and $244 for Class A, B, C and I shares, respectively, related to this distribution.

See Notes to Financial Statements.

Legg Mason ClearBridge Appreciation Fund 2011 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2011	2010	2009[2]	2008[3]	2007[3]	2006[3,4]

Net asset value, beginning of year	$13.23	$11.67	$10.35	$15.24	$15.47	$14.42

Income (loss) from operations:
Net investment income	0.18	0.16	0.12	0.17	0.14	0.13
Net realized and unrealized gain (loss)	0.59	1.53	1.25	(4.46)	1.14	1.94
Proceeds from settlement of a regulatory matter	—	0.01	—	—	—	—
Total income (loss) from operations	0.77	1.70	1.37	(4.29)	1.28	2.07

Less distributions from:
Net investment income	(0.19)	(0.14)	(0.05)	(0.13)	(0.13)	(0.13)
Net realized gains	—	—	—	(0.47)	(1.38)	(0.89)
Total distributions	(0.19)	(0.14)	(0.05)	(0.60)	(1.51)	(1.02)

Net asset value, end of year	$13.81	$13.23	$11.67	$10.35	$15.24	$15.47
Total return[5]	5.85%	14.66%[6]	13.25%	(28.98)%	8.14%	14.57%

Net assets, end of year (millions)	$2,626	$2,690	$2,604	$2,513	$3,786	$3,817

Ratios to average net assets:
Gross expenses	1.06%	1.05%	1.07%[7]	0.99%	0.95%	0.96%[8]
Net expenses[9]	1.06	1.05	1.07 [7]	0.99	0.95	0.95 [8,10]
Net investment income	1.28	1.30	1.42 [7]	1.24	0.85	0.88

Portfolio turnover rate	27%	21%	20%	39%	45%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 14.57%. Class A received $3,144,609 related to this distribution.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.94% and 0.93%, respectively.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Legg Mason ClearBridge Appreciation Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class B Shares[1]	2011	2010	2009[2]	2008[3]	2007[3]	2006[3,4]

Net asset value, beginning of year	$12.81	$11.25	$10.03	$14.80	$15.08	$14.09

Income (loss) from operations:
Net investment income (loss)	0.03	0.03	0.03	0.03	(0.02)	(0.01)
Net realized and unrealized gain (loss)	0.57	1.47	1.21	(4.30)	1.12	1.89
Proceeds from settlement of a regulatory matter	—	0.07	—	—	—	—
Total income (loss) from operations	0.60	1.57	1.24	(4.27)	1.10	1.88

Less distributions from:
Net investment income	(0.13)	(0.01)	(0.02)	(0.03)	—	—
Net realized gains	—	—	—	(0.47)	(1.38)	(0.89)
Total distributions	(0.13)	(0.01)	(0.02)	(0.50)	(1.38)	(0.89)

Net asset value, end of year	$13.28	$12.81	$11.25	$10.03	$14.80	$15.08
Total return[5]	4.71%	13.99%[6]	12.36%	(29.76)%	7.18%	13.55%

Net assets, end of year (millions)	$226	$311	$376	$414	$754	$912

Ratios to average net assets:
Gross expenses	2.17%	2.09%	2.14%[7]	1.97%	1.88%	1.87%[8]
Net expenses[9]	2.17	2.09	2.14 [7]	1.97	1.88	1.87 [8,10]
Net investment income (loss)	0.19	0.27	0.36 [7]	0.24	(0.10)	(0.04)

Portfolio turnover rate	27%	21%	20%	39%	45%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.37%. Class B received $2,122,716 related to this distribution.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.85%.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Appreciation Fund 2011 Annual Report	21

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2011	2010	2009[2]	2008[3]	2007[3]	2006[3,4]

Net asset value, beginning of year	$12.85	$11.33	$10.08	$14.86	$15.12	$14.11

Income (loss) from operations:
Net investment income	0.07	0.07	0.06	0.06	0.02	0.02
Net realized and unrealized gain (loss)	0.58	1.48	1.22	(4.32)	1.11	1.90
Proceeds from settlement of a regulatory matter	—	0.03	—	—	—	—
Total income (loss) from operations	0.65	1.58	1.28	(4.26)	1.13	1.92

Less distributions from:
Net investment income	(0.11)	(0.06)	(0.03)	(0.05)	(0.01)	(0.02)
Net realized gains	—	—	—	(0.47)	(1.38)	(0.89)
Total distributions	(0.11)	(0.06)	(0.03)	(0.52)	(1.39)	(0.91)

Net asset value, end of year	$13.39	$12.85	$11.33	$10.08	$14.86	$15.12
Total return[5]	5.07%	13.93%[6]	12.67%	(29.53)%	7.37%	13.80%

Net assets, end of year (millions)	$345	$368	$373	$372	$606	$658

Ratios to average net assets:
Gross expenses	1.80%	1.79%	1.78%[7]	1.73%	1.67%	1.70%[8]
Net expenses[9]	1.80	1.79	1.78 [7]	1.73	1.67	1.66 [8,10]
Net investment income	0.54	0.57	0.72 [7]	0.49	0.12	0.17

Portfolio turnover rate	27%	21%	20%	39%	45%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.66%. Class C received $933,238 related to this distribution.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.67% and 1.64%, respectively.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Legg Mason ClearBridge Appreciation Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2011	2010	2009[2]	2008[3]

Net asset value, beginning of year	$13.24	$11.66	$10.35	$10.26

Income (loss) from operations:
Net investment income	0.17	0.15	0.10	0.01
Net realized and unrealized gain	0.61	1.55	1.26	0.20
Total income from operations	0.78	1.70	1.36	0.21

Less distributions from:
Net investment income	(0.19)	(0.12)	(0.05)	(0.12)
Total distributions	(0.19)	(0.12)	(0.05)	(0.12)

Net asset value, end of year	$13.83	$13.24	$11.66	$10.35
Total return[4]	5.86%	14.63%	13.19%	2.12%

Net assets, end of year (000s)	$374	$258	$8	$0	[5]

Ratios to average net assets:
Gross expenses	1.18%	1.14%	1.47%[6]	0.86%[6]
Net expenses[7]	1.05 [8,9]	0.96 [8,9]	1.32 [6,8,9]	0.86	[6]
Net investment income	1.26	1.26	1.19 [6]	4.05	[6]

Portfolio turnover rate	27%	21%	20%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the period December 19, 2008 (inception date) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Amount represents less than $1,000.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Appreciation Fund 2011 Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2011	2010	2009[2]	2008[3]	2007[3]	2006[4,5]

Net asset value, beginning of year	$13.18	$11.65	$10.34	$15.23	$15.47	$15.53

Income (loss) from operations:
Net investment income (loss)	0.14	0.11	0.10	0.14	0.14	(0.00)	[6]
Net realized and unrealized gain (loss)	0.60	1.53	1.25	(4.45)	1.09	(0.06)
Total income (loss) from operations	0.74	1.64	1.35	(4.31)	1.23	(0.06)

Less distributions from:
Net investment income	(0.13)	(0.11)	(0.04)	(0.11)	(0.09)	—
Net realized gains	—	—	—	(0.47)	(1.38)	—
Total distributions	(0.13)	(0.11)	(0.04)	(0.58)	(1.47)	—

Net asset value, end of year	$13.79	$13.18	$11.65	$10.34	$15.23	$15.47
Total return[7]	5.61%	14.09%	13.08%	(29.17)%	7.87%	(0.39)%

Net assets, end of year (000s)	$12,327	$5,513	$2,932	$1,450	$449	$10

Ratios to average net assets:
Gross expenses	1.30%	1.42%	1.40%[8]	1.26%	1.13%	1.22%[8,9]
Net expenses[10]	1.30 [11]	1.42 [11]	1.34 [8,11,12]	1.26	1.13	1.22	[8,9]
Net investment income (loss)	0.99	0.91	1.11 [8]	1.11	0.85	(0.28)	[8]

Portfolio turnover rate	27%	21%	20%	39%	45%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	For the period December 28, 2006 (inception date) to December 31, 2006.

[5]	Represents a share of capital stock outstanding prior to April 16, 2007.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.20%.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[12]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Legg Mason ClearBridge Appreciation Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2011	2010	2009[2]	2008[3]	2007[3]	2006[3,4]

Net asset value, beginning of year	$13.17	$11.64	$10.30	$15.19	$15.42	$14.38

Income (loss) from operations:
Net investment income	0.23	0.20	0.15	0.21	0.20	0.19
Net realized and unrealized gain (loss)	0.59	1.52	1.25	(4.46)	1.14	1.93
Total income (loss) from operations	0.82	1.72	1.40	(4.25)	1.34	2.12

Less distributions from:
Net investment income	(0.22)	(0.19)	(0.06)	(0.17)	(0.19)	(0.19)
Net realized gains	—	—	—	(0.47)	(1.38)	(0.89)
Total distributions	(0.22)	(0.19)	(0.06)	(0.64)	(1.57)	(1.08)

Net asset value, end of year	$13.77	$13.17	$11.64	$10.30	$15.19	$15.42
Total return[5]	6.25%	14.84%	13.63%	(28.79)%	8.56%	14.97%

Net assets, end of year (millions)	$392	$454	$342	$162	$765	$720

Ratios to average net assets:
Gross expenses	0.71%	0.73%	0.73%[6]	0.61%	0.57%	0.59%[7]
Net expenses[8]	0.71 [9]	0.73 [9]	0.72 [6,9,10]	0.61	0.57	0.59 [7,10]
Net investment income	1.64	1.60	1.69 [6]	1.49	1.22	1.24

Portfolio turnover rate	27%	21%	20%	39%	45%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.57%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Appreciation Fund 2011 Annual Report	25

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2011	2010	2009[2]	2008[3]

Net asset value, beginning of year	$13.21	$11.67	$10.31	$13.39

Income (loss) from operations:
Net investment income	0.24	0.22	0.16	0.10
Net realized and unrealized gain (loss)	0.59	1.52	1.26	(3.02)
Total income (loss) from operations	0.83	1.74	1.42	(2.92)

Less distributions from:
Net investment income	(0.24)	(0.20)	(0.06)	(0.16)
Total distributions	(0.24)	(0.20)	(0.06)	(0.16)

Net asset value, end of year	$13.80	$13.21	$11.67	$10.31
Total return[4]	6.29%	15.01%	13.81%	(21.75)%

Net assets, end of year (millions)	$386	$398	$351	$306

Ratios to average net assets:
Gross expenses	0.61%	0.61%	0.62%[5]	0.61%[5]
Net expenses[6]	0.61 [7]	0.61 [7]	0.62 [5,7]	0.61 [5]
Net investment income	1.73	1.74	1.86 [5]	2.14 [5]

Portfolio turnover rate	27%	21%	20%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the period August 4, 2008 (inception date) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the total annual operating expenses for Class IS shares did not exceed those of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

See Notes to Financial Statements.

26	Legg Mason ClearBridge Appreciation Fund 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Appreciation Fund (the “Fund”), is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason ClearBridge Appreciation Fund 2011 Annual Report	27

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$3,829,354,079	—	—	$3,829,354,079
Short-term investments†	—	$164,192,000	—	164,192,000
Total investments	$3,829,354,079	$164,192,000	—	$3,993,546,079

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

28	Legg Mason ClearBridge Appreciation Fund 2011 Annual Report

Notes to financial statements (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Legg Mason ClearBridge Appreciation Fund 2011 Annual Report	29

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(73,815)	$73,815

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of certain investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $250 million	0.750%
Next $250 million	0.700
Next $500 million	0.650
Next $1 billion	0.600
Next $1 billion	0.550
Over $3 billion	0.500

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund,

30	Legg Mason ClearBridge Appreciation Fund 2011 Annual Report

Notes to financial statements (cont’d)

except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI, R and I shares did not exceed 1.05%, 1.45% and 0.90%, respectively. In addition, the total annual operating expenses for Class IS shares did not exceed those of Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the year ended October 31, 2011, fees waived and/or expenses reimbursed amounted to $429.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold these shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

For the year ended October 31, 2011, LMIS and its affiliates received sales charges of approximately $499,000 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$2,000	$363,000	$12,000

Legg Mason ClearBridge Appreciation Fund 2011 Annual Report	31

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of October 31, 2011, the Fund had accrued $5,253 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,110,711,363
Sales	1,505,129,793

At October 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,081,833,768
Gross unrealized depreciation	(50,280,913)
Net unrealized appreciation	$1,031,552,855

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2011, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C, FI and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

32	Legg Mason ClearBridge Appreciation Fund 2011 Annual Report

Notes to financial statements (cont’d)

For the year ended October 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$6,839,165	$5,669,427
Class B	2,800,838	1,582,710
Class C	3,693,838	711,379
Class FI	843	1,079
Class R	51,454	19,500
Class I	—	487,224
Class IS	—	10,425
Total	$13,386,138	$8,481,744

For the year ended October 31, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class FI	$429
Class R	—
Class I	—
Class IS	—
Total	$429

6. Distributions to shareholders by class

	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Investment Income:
Class A	$38,574,535	$31,210,053
Class B	3,115,938	431,108
Class C	3,139,654	1,794,295
Class FI	3,845	83
Class R	70,190	32,435
Class I	7,953,101	5,542,811
Class IS	7,143,114	5,989,673
Total	$60,000,377	$45,000,458

7. Shares of beneficial interest

At October 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason ClearBridge Appreciation Fund 2011 Annual Report	33

Transactions in shares of each class were as follows:

	Year Ended October 31, 2011		Year Ended October 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	19,534,073	$269,420,166	17,480,220	$218,094,590
Shares issued on reinvestment	2,733,689	37,533,550	2,431,640	30,322,529
Shares repurchased	(35,462,707)	(491,636,831)	(39,671,472)	(494,694,320)
Net decrease	(13,194,945)	$(184,683,115)	(19,759,612)	$(246,277,201)

Class B
Shares sold	1,243,386	$16,853,792	2,121,496	$25,694,705
Shares issued on reinvestment	231,077	3,080,254	35,158	426,123
Shares repurchased	(8,784,047)	(118,291,600)	(11,275,281)	(136,676,623)
Net decrease	(7,309,584)	$(98,357,554)	(9,118,627)	$(110,555,795)

Class C
Shares sold	3,041,417	$41,232,556	3,294,447	$39,932,178
Shares issued on reinvestment	225,255	3,016,171	142,513	1,734,385
Shares repurchased	(6,188,329)	(83,231,205)	(7,683,959)	(93,216,115)
Net decrease	(2,921,657)	$(38,982,478)	(4,246,999)	$(51,549,552)

Class FI
Shares sold	12,049	$169,849	24,727	$305,582
Shares issued on reinvestment	280	3,845	7	83
Shares repurchased	(4,785)	(62,278)	(5,903)	(76,230)
Net increase	7,544	$111,416	18,831	$229,435

Class R
Shares sold	724,633	$10,066,515	244,552	$3,021,698
Shares issued on reinvestment	4,990	68,505	2,599	32,435
Shares repurchased	(253,920)	(3,542,524)	(80,481)	(1,004,527)
Net increase	475,703	$6,592,496	166,670	$2,049,606

Class I
Shares sold	12,780,713	$176,499,797	13,696,586	$169,641,521
Shares issued on reinvestment	346,039	4,723,427	267,417	3,315,976
Shares repurchased	(19,088,301)	(271,402,245)	(8,926,783)	(109,834,576)
Net increase (decrease)	(5,961,549)	$(90,179,021)	5,037,220	$63,122,921

Class IS
Shares sold	3,441,306	$46,658,459	5,376,027	$66,324,279
Shares issued on reinvestment	522,539	7,143,114	482,260	5,989,673
Shares repurchased	(6,182,723)	(85,181,383)	(5,811,880)	(71,866,226)
Net increase (decrease)	(2,218,878)	$(31,379,810)	46,407	$447,726

34	Legg Mason ClearBridge Appreciation Fund 2011 Annual Report

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$60,000,377	$45,000,458

As of October 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$43,260,838
Capital loss carryforward*	(92,923,517)
Other book/tax temporary differences(a)	(170,450)
Unrealized appreciation (depreciation)(b)	1,031,552,855
Total accumulated earnings (losses) — net	$981,719,726

*	During the taxable year ended October 31, 2011, the Fund utilized $145,068,168 of its capital loss carryforward available from prior years. As of October 31, 2011, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2017	$(92,923,517)

This amount will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses and book/tax differences in the treatment of distributions from REITs.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the

Legg Mason ClearBridge Appreciation Fund 2011 Annual Report	35

Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending October 31, 2012.

36	Legg Mason ClearBridge Appreciation Fund 2011 Annual Report

Notes to financial statements (cont’d)

11. Recent accounting pronouncements

In April 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-03, Transfers and Servicing (Topic 860) — Reconsideration of Effective Control for Repurchase Agreements (“ASU No. 2011-03”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU No. 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU No. 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-03 will have on the Fund’s financial statements and related disclosures.

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Legg Mason ClearBridge Appreciation Fund 2011 Annual Report	37

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason ClearBridge Appreciation Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from January 1, 2009 to October 31, 2009, and each of the years or periods in the three-year period ended December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Appreciation Fund as of October 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2011

38	Legg Mason ClearBridge Appreciation Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Appreciation Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Legg Mason ClearBridge Appreciation Fund	39

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
David E. Maryatt
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

40	Legg Mason ClearBridge Appreciation Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Legg Mason ClearBridge Appreciation Fund	41

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	160
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008-2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

42	Legg Mason ClearBridge Appreciation Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Legg Mason ClearBridge Appreciation Fund	43

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

44	Legg Mason ClearBridge Appreciation Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2011:

Record date:	12/28/2010
Payable date:	12/29/2010
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%

Please retain this information for your records.

Legg Mason ClearBridge

Appreciation Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken

Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Appreciation Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Clearbridge Appreciation Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Appreciation Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0312 12/11 SR11-1525

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2010 and October 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $363,400 in 2010 and $325,225 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $20,629 in 2010 and $8,000 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,450 in 2010 and $60,550 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: December 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: December 23, 2011

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date: December 23, 2011